Exhibit 10.20

FIRST AMENDMENT dated as of July 6, 2020 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 5, 2020 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation, the Borrowing Subsidiaries from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and London Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the First Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).
SECTION 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date:
iii.The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Permitted Call Spread Swap Agreements” means (a) a Swap Agreement pursuant to which the Company acquires a call or a capped call option requiring the counterparty thereto to deliver to the Company shares of common stock of the Company (or other Equity Interests, securities, property or assets following a merger event or other event or circumstance resulting in the common stock of the Company generally being converted into, or exchanged for, other Equity Interests, securities, property or assets), the cash value thereof or a combination thereof from time to time upon exercise of such option and (b) if entered into by the Company in connection with any Swap Agreement described in clause (a) above, a Swap Agreement pursuant to which the Company issues to the counterparty thereto warrants or other rights to acquire common stock of the

Company (or other Equity Interests, securities, property or assets following a merger event or other event or circumstance resulting in the common stock of the Company generally being converted into, or exchanged for, other Equity Interests, securities, property or assets), whether such warrant or other right is settled in shares (or such other Equity Interests, securities, property or assets), cash or a combination thereof, in each case entered into by the Company in connection with the issuance of Permitted Convertible Notes; provided that the terms, conditions and covenants of each such Swap Agreement shall be customary or more favorable to the Company than customary for Swap Agreements of such type (as determined by the Company in good faith).
“Permitted Convertible Notes” means any notes issued by the Company that are convertible into common stock of the Company (or other Equity Interests, securities, property or assets following a merger event or other event or circumstance resulting in the common stock of the Company generally being converted into, or exchanged for, other Equity Interests, securities, property or assets), cash (the amount of such cash being determined by reference to the price of such common stock or such other Equity Interests, securities, property or assets), or any combination of any of the foregoing, and cash in lieu of fractional shares of common stock; provided that (a) the stated final maturity thereof shall be no earlier than 91 days after the Maturity Date, and shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes the 91st day after the Maturity Date (it being understood that each of (1) a repurchase of such notes on account of the occurrence of a “change of control”, “fundamental change”, liquidation, delisting or other similar event, (2) any redemption of such notes at the option of the Company, (3) the conversion of such notes in accordance with their terms, (4) the acceleration of such notes following the occurrence of an event of default under the terms of the agreements governing such notes and (5) the occurrence of any event or satisfaction of any condition permitting any of the foregoing, shall be deemed not to constitute a change in the stated final maturity thereof), (b) such notes shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of (1) an event of default under the terms of the agreements governing such notes, (2) a “change of control”, “fundamental change”, liquidation, delisting or other similar event, (3) a conversion or (4) following the Company’s election to redeem such notes) prior to the 91st day after the Maturity Date, (c) the terms, conditions and covenants of such notes shall be customary or more favorable to the Company than customary for notes of such type (as determined by the Company in good faith), (d) no Subsidiary, other than a Subsidiary Guarantor, shall Guarantee obligations of the Company thereunder, and each such Guarantee shall provide for the release and termination thereof, without action by any Person, upon any release and termination of the Guarantee by such Subsidiary of the Loan Document

Obligations, and (e) the obligations in respect thereof (and any Guarantee thereof) shall not be secured by Liens on any assets of the Company or any Subsidiary.
iv.The definition of “Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest; provided that (a) Indebtedness (including Permitted Convertible Notes) that is convertible into Equity Interests in the Company shall not, prior to the date of conversion thereof, constitute Equity Interests in the Company and (b) Permitted Call Spread Swap Agreements shall not constitute Equity Interests in the Company.
v.Section 6.05 of the Credit Agreement is hereby amended by replacing “and” at the end of clause (h) thereof with “,”, replacing the period at the end of clause (i) thereof with “, and” and inserting the following new clause (j) immediately after clause (i) thereof:
(j) to the extent constituting a Restricted Payment, the Company or any Subsidiary Guarantor may (i) pay interest, principal and premium, if any, on, and make cash payments upon conversion of, Permitted Convertible Notes and (ii) enter into, pay any premium on, exercise rights under and make any payment or other disposition of cash, common stock of the Company or other Equity Interests, securities, property or assets under any Permitted Call Spread Swap Agreement, in each case pursuant to the terms thereof.
vi.Section 6.08 of the Credit Agreement is hereby amended by replacing “[reserved]” in clause (j) thereof with the following:
any disposition pursuant to the entry into, exercise and settlement or termination of any Permitted Call Spread Swap Agreement, the sale of Permitted Convertible Notes and any payments or deliveries made pursuant to the terms thereof
vii.Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the phrase “Subsidiary Loan Parties” in clause (e) thereof and replacing it with the phrase “Subsidiary Guarantors”, (ii) deleting “this clause (q)” in each place such phrase appears in clause (v) thereof and replacing each such phrase with “this clause (v)” and (iii) deleting “and” at the end of clause (u) thereof, replacing the period at the end of clause (v) thereof with “; and” and inserting the following new clause (w) immediately after clause (v) thereof:
(w) Investments in the form of Permitted Call Spread Swap Agreements.

viii.Clause (g) of Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, but after giving effect to any grace period applicable thereto) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf or, in the case of any Swap Agreement (other than Permitted Call Spread Swap Agreements), the applicable counterparty, or, in the case of a Securitization Transaction the purchasers or lenders thereunder, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or, in the case of any Swap Agreement (other than Permitted Call Spread Swap Agreements) or Securitization Transaction, to cause the termination thereof; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due (or which the applicable counterparties may cause to become due or require the prepayment, repurchase, redemption or defeasance thereof) as a result of the voluntary sale or transfer of the assets securing such Indebtedness, (ii) any Indebtedness that becomes due (or which the applicable counterparties may cause to become due or require the prepayment, repurchase, redemption or defeasance thereof) as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement or (iii) any conversion of Permitted Convertible Notes or the occurrence of any event or satisfaction of any condition that permits such conversion;
SECTION 3. Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:
iii.This Amendment has been duly executed and delivered by the Company and each Borrowing Subsidiary and (assuming due execution by the parties hereto other than the Company and the Borrowing Subsidiaries) constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
iii.Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the First Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.
iv.As of the First Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company, each Borrowing Subsidiary, the Administrative Agent, the London Agent and Lenders constituting at least the Required Lenders. The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
iii.On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including DocuSign) shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 10. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.,
by:
/s/ Robert Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

EXPEDIA, INC.,
by:
/s/ Robert Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

travelscape, llc,
by:
/s/ Robert Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

hotwire, inc.,
by:
/s/ Robert Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer & Secretary

[Signature Page to First Amendment]

Exhibit 10.20

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and London Agent, by:
/s/ John Kowalczuk
Name: John G. Kowalczuk Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF MAY 5, 2020 OF
EXPEDIA GROUP, INC.

BANK OF AMERICA, N.A.
by:
/s/ Eric Ridgway
Name: Eric Ridgway Title: Director

Exhibit 10.20

Name of Institution: BNP Paribas
by:
/s/ Barbara Nash
Name: Barbara Nash Title: Managing Director

Name of Institution: BNP Paribas[1]
by:
/s/ Stefano Locatelli
Name: Stefano Locatelli Title: Vice President

1 For any institution requiring a second signature line.

Exhibit 10.20

Mizuho Bank, Ltd.
by:
/s/ Tracy Rahn
Name: Tracy Rahn Title: Executive Director

Name of Institution: HSBC BANK USA, N.A.
by:
/s/ Mark Gibbs
Name: MARK GIBBS Title: MANAGING DIRECTOR

Name of Institution:[1]
by:
/s/
Name: Title:

1 For any institution requiring a second signature line.

[Signature Page to First Amendment]

MUFG BANK, LTD.
by:
/s/ Ted Jurgielewicz
Name: Ted Jurgielewicz Title: Vice President

[Signature Page to First Amendment]

Exhibit 10.20

Name of Institution: Royal Bank of Canada
by:
/s/ Jenny Wang
Name: Jenny Wang Title: Vice President

Exhibit 10.20

Name of Institution: Sumitomo Mitsui Banking Corporation
by:
/s/ Michael Maguire
Name: Michael Maguire Title: Managing Director

Name of Institution: U.S. BANK NATIONAL ASSOCIATION
by:
/s/ Susan M. Bowes
Name: Susan M. Bowes Title: Senior Vice President

Name of Institution:[1]
by:
/s/
Name: Title:

For any institution requiring a second signature line.
[Signature Page to First Amendment]

Name of Institution: The Bank of Nova Scotia
by:
/s/ Frans Braniotis
Name: Frans Braniotis Title: Managing Director

[Signature Page to First Amendment]

Exhibit 10.20

Name of Institution: Goldman Sachs Bank USA
by:
/s/ Jamie Minieri
Name: Jamie Minieri Title: Authorized Signatory

Exhibit 10.20

Name of Institution: STANDARD CHARTERED BANK
by:
/s/ James Beck
Name: James Beck Title: Associate Director